SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
21	SUBSEQUENT EVENTS

On February 24, 2012, the Company’s Board of Directors received a preliminary non-binding proposal letter dated February 24, 2012, from Mr. Jianqiu Yu, Chairman and Principal Executive Officer of the Company, to acquire all of the outstanding ordinary shares of the Company not currently owned, legally or beneficially, by Mr. Jianqiu Yu (the “Buyer”), for USD1.599 per ADS or USD0.1599 per ordinary share in cash. As of the date hereof, the Buyer controlled approximately 34.8% of the outstanding shares of the Company (the “Proposed Transaction”). The Company’s Board of Directors has formed a special committee of independent directors to consider the Proposed Transaction.